SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2015

REVE TECHNOLOGIES, INC.
(Exact name of Company as specified in its charter)

Nevada	000-54497	27-2571663
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
300 S El Camino Real San Clemente, California 92672
(Address of principal executive offices)
Phone: (714) 907-1241
(Company’s Telephone Number) 17011 Beach Boulevard, Suite 900 Huntington Beach, California 92647
(Registrant’s Previous Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The number of issued and outstanding shares of Common Stock as at October 31, 2015, is 95,059,163

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Securities Issued (Preferred Shares)

On November 1, 2015, the Company issued 500,000 shares of Series B Voting Preferred Stock to Dennis Alexander representing 50% of the total issued and outstanding shares of the Company’s Series B Voting Preferred Stock.

On November 1, 2015, the Company issued 500,000 shares of Series B Voting Preferred Stock to Joanne Sylvanus representing 50% of the issued and outstanding shares of the Company’s Series B Voting Preferred Stock.

Each share of Series B Voting Preferred Stock is equal to and counted as 1,000 times the vote of all of the shares of the Corporation (i) common stock, and (ii) other voting preferred stock issued and outstanding on the date of each and every vote or consent of the shareholders of the Company regarding each and every matter submitted to the shareholders of the Company for approval.

Consideration

The consideration for the 1,000,000 shares of Series B Voting Preferred Stock was the acceptance to officer and director positions in the Company and for services to be rendered as such.

Exemption from Registration

The 1,000,000 shares of the Series B Voting Preferred Stock were issued in reliance upon that exemption from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Act”), specified by the provisions of Section 4(2) of the Act regarding transactions by an issuer not involving a public offering of securities.  The issuance of those shares as conversion of the Indebtedness did not involve any public offering of securities.

Securities Issued (Common Shares)

On October 26, 2015, Blackbridge Capital, LLC converted a portion of a Convertible Promissory Note wherein 8,500,000 shares of the Company’s Common Stock were issued, representing 8.942% of the issued and outstanding shares of Common Stock.

On October 28, 2015, Adars Bays, LLC converted a portion of a Convertible Promissory Note wherein 7,056,452 shares of the Company’s Common Stock were issued, representing 7.423% of the issued and outstanding shares of Common Stock.

On October 28, 2015, Rockwell Capital Partners, LLC converted a portion of a Convertible Promissory Note wherein 2,500,000 shares of the Company’s Common Stock were issued, bringing the total of its beneficial ownership to 5.260% of the issued and outstanding shares of Common Stock.

On October 28, 2015, Southridge Partners II, LP converted a portion of a Convertible Promissory Note wherein 7,845,340 shares of the Company’s Common Stock were issued, representing 8.253% of the issued and outstanding shares of Common Stock.

Consideration

The consideration for the shares of Common Stock issued were presentation of a Notice of Conversion relative to a Convertible Promissory Note(s).

On November 1, 2015, 10,000,000 shares of the Company’s Common Stock were issued to Mr. Dennis Alexander in exchange for his acceptance to serve as an officer and director of the Company.

On November 1, 2015, 10,000,000 shares of the Company’s Common Stock were issued to Mr. Timothy Honeycutt, representing 10.5197% of the issued and outstanding shares of Common Stock, in exchange for his acceptance as Manager of Business Development for the newly created Capital Purchase Division.

Exemption from Registration

The shares of Common Stock issued pursuant to Convertible Promissory Notes were issued in reliance upon that exemption from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Act”), specified by the provisions of Section 4(2) of the Act regarding transactions by an issuer not involving a public offering of securities.  The issuance of those shares as conversion of the Indebtedness did not involve any public offering of securities.

Additional Issuances from Convertible Promissory Notes

Additionally, during the period commencing August 15, 2015 through October 31, 2015, the Company issued 13,394,853 common shares to reduce debt on certain convertible promissory notes. The issued and outstanding common shares of the Company, at the beginning of the period commencing August 14, 2015, was 50,765,414 shares.

Exemption from Registration

The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”) for the private placement of these securities pursuant to Section 4(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder since, among other things, the transaction does not involve a public offering, the Investor is an “accredited investor” and/or qualified institutional buyer, the Investor has access to information about the Company and its investment, the Investor will take the securities for investment and not resale, and the Company is taking appropriate measures to restrict the transfer of the securities.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

The information set forth and incorporated by reference in Item 3.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Identity of the person who acquired control; date and description of the transaction; and basis of control

On November 1, 2015, Mr. Dennis Alexander was appointed as Chairman, Chief Executive Offer and Director, and Ms. Joanne M. Sylvanus as Chief Financial Officer, Secretary and Director due to the resignation of Mr. David Forster as the Company’s sole officer and director.

In consideration for the appointments and for services Mr. Alexander and Ms. Sylvanus will provide the Company, will each receive 500,000 of Series B Voting Preferred Stock which render Mr. Alexander and Ms. Sylvanus in control of the Company.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF OFFICERS; APPOINTMENT OF CERTAIN OFFICERS, COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

The information set forth and incorporated by reference in Item 3.02 and 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

On October 31, 2015, David Forster tendered his resignation with the Company, as the sole officer and the sole member of our Board of Directors, in order to pursue full time opportunities elsewhere.  His resignation is effective November 1, 2015 and was not predicated on any disagreements or objections as to anything relating to the Company’s operations, policies or practices.

The Series B Voting Preferred Shares Mr. Forster was issued were returned to the Company and cancelled.  Additionally, Mr. Forster returned twenty million shares of the Company’s Common Stock, of which he was the beneficial owner, to the Company in exchange for a Convertible Promissory Note in the amount of One Hundred Twenty Thousand Dollars ($120,000).

Effective November 1, 2015, Mr. Dennis Alexander shall serve as Chairman, Chief Executive Officer and Director, and Ms. Joanne Sylvanus as Chief Financial Officer, Secretary and Director.  Mr. Alexander will be issued 500,000 shares of the Series B Voting Preferred Shares as well as 10,000,000 shares of the Company’s Common Stock.  Mr. Alexander will receive a salary of Five Thousand Dollars ($5,000) per month and Ms. Slyvanus, Three Thousand Dollars ($3,000) per month.  Mr. Alexander will also be issued a Convertible Promissory Note in the amount of One Hundred Thousand Dollars ($100,000).

Effective November 1, 2015, Mr. Bobby Cohen will serve as Chief Capital Purchase Architect for a newly created Capital Purchase Division, and Mr. Timothy Honeycutt will serve as Manager of Business Development of the Capital Purchase Division.  Mr. Cohen will receive 50% of the profit for each contract sale for the new Capital Purchase Division and Mr. Honeycutt will received Three Thousand Dollars ($3,000) per month as well as a Convertible Promissory Note in the amount of Seventy Five Thousand Dollars ($75,000).

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

The information set forth and incorporated by reference in 3.02, 5.01, and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

In August, our Board of Directors felt that it was in the best of our Company to approve an increase in the amount of our authorized common stock.  Pursuant to the Board’s approval, we filed, with the State, an amendment to our Certificate of Incorporation increasing our authorized Common Stock to one billion (1,000,000,000); par value $0.001.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
3.1	Amendment to Certificate of Incorporation
17	Resignation of Mr. David Forster

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Reve Technologies, Inc.

Date: November 2, 2015	By:	/s/ David Forster
Name: David Forster
Title: President and CEO